UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	June 24, 2005

The Middleton Doll Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-22663	39-1364345
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

W239 N1700 Busse Road, Waukesha, WI 53188-1160
(Address of principal executive offices, including zip code)

(262) 523-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        On June 24, 2005, Bando McGlocklin Small Business Lending Corporation, a wholly owned subsidiary of The Middleton Doll Company (the “Company”), entered into a Tenth Amendment to Amended and Restated Credit Agreement (the “Tenth Amendment”). The Tenth Amendment amended the Amended and Restated Credit Agreement, dated as of April 30, 1999, among Bando McGlocklin Small Business Lending Corporation and various bank lenders (the “Credit Agreement”). The parties to the Tenth Amendment were U.S. Bank National Association (formerly known as Firstar Bank, N.A., successor by merger to Firstar Bank Milwaukee, N.A.), as the Agent and a lender, LaSalle National Association (formerly known as LaSalle National Bank) and M&I Marshall & Ilsley Bank. The Tenth Amendment extended the maturity date of the Credit Agreement from June 24, 2005 to June 23, 2006 and fixed the total commitment of the bank lenders under the Credit Agreement at $30,000,000 (the Company had already voluntarily reduced the maximum borrowing under the Credit Agreement to a maximum of $30,000,000).

        In addition, the Company executed an Acknowledgment, Consent and Reaffirmation reciting that its guarantee of the indebtedness and obligations of Bando McGlocklin Small Business Lending Corporation under the Credit Agreement continues in full force and effect.

        A copy of the Tenth Amendment to Amended and Restated Credit Agreement, dated as of June 24, 2005 is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

99.1	Tenth Amendment to Amended and Restated Credit Agreement among Bando McGlocklin Small Business Lending Corporation, the financial institutions party thereto, and U.S. Bank National Association (formerly Firstar Bank N.A., successor by merger to Firstar Bank Milwaukee, N.A.), as Agent, dated June 24, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLETON DOLL COMPANY
(Registrant)
By: /s/ Susan J. Hauke
Susan J. Hauke
Chief Financial Officer, Vice President Finance and Treasurer

Date: July 22, 2005

THE MIDDLETON DOLL COMPANY

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Tenth Amendment to Amended and Restated Credit Agreement among Bando McGlocklin Small Business Lending Corporation, the financial institutions party thereto, and U.S. Bank National Association (formerly Firstar Bank N.A., successor by merger to Firstar Bank Milwaukee, N.A.), as Agent, dated June 24, 2005